SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          PULASKI FURNITURE CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                                                 January 8, 1996
To The Stockholders
Pulaski Furniture Corporation

Notice is hereby given that the annual meeting of stockholders of Pulaski Furniture Corporation will be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N. W., Roanoke, Virginia, on Friday, February 9, 1996, at 10:00 a.m., for the following purposes:
          (l) To elect three Class III Directors, each for a term of three years; and
          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.
          Only stockholders of record at the close of business on December 15, 1995, are entitled to notice of, to vote at, and to participate in, such meeting.
          Stockholders, whether or not they expect to attend the meeting in person, are requested to date, sign and return the enclosed form of proxy in the enclosed envelope (to which no postage need be affixed if mailed in the United States). the proxy may be revoked by delivering another proxy or by written notice of revocation delivered to the Corporation at any time before the proxy is exercised.

By Order of The Board of Directors

IRA S. CRAWFORD, Secretary

          YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING YOU MAY THEN WITHDRAW YOUR PROXY.

                         Pulaski Furniture Corporation
                                PROXY STATEMENT
                         Annual Meeting of Stockholders
                                February 9, 1996

                              GENERAL INFORMATION

      The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Pulaski Furniture Corporation (the "Corporation"), to be used at the annual meeting of stockholders to be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N. W., Roanoke, Virginia, on Friday, February 9, 1996, at 10:00 a. m., and at any adjournment thereof.
          The mailing address of the principal executive offices of the Corporation is Pulaski Furniture Corporation, One Pulaski Square, Post Office Box 1371, Pulaski, Virginia 24301.
          An annual report to stockholders, including financial statements for the year ended October 29, 1995, is enclosed with this proxy statement.
          The cost of the solicitation of proxies will be borne by the Corporation. Solicitations will be made by the use of the mails, except that officers and other employees of the Corporation may make solicitations of proxies by telephone or telegraph or by personal calls. It is contemplated that brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by them, and the Corporation will reimburse them for their charges and expenses.
          The Corporation has 10,000,000 authorized shares of common stock (Common Stock), of which 2,839,179 shares were outstanding on December 15, 1995. Each outstanding share will entitle the holder to one vote at the annual meeting of stockholders. The Corporation has 1,000,000 authorized shares of preferred stock, of which no shares were outstanding on December 15, 1995. The Proxy Statement is being mailed on or about January 8, 1996, to stockholders of record at the close of business on December 15, 1995. Only stockholders of record on that date will be entitled to vote at the annual meeting. Shares represented by properly executed proxies delivered pursuant to this solicitation will be voted, as specified, at the meeting and any adjournment thereof.

                             ELECTION OF DIRECTORS

          The Corporation's Board of Directors is divided into three classes. At the annual meeting, three Directors are expected to be elected to Class III to hold office for a term of three years or until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election as Directors of the three nominees named below. If any such nominee should become unavailable, the Board of Directors expects to designate a substitute for whom the proxies in the enclosed form are to be voted or to reduce the size of the Board accordingly, in which case the proxies in the enclosed form will be voted for the remaining nominees. Each nominee named below has been recommended for election by the Board of Directors. Each Director except Mr. Harry J. G. van Beek has served continuously since the year he joined the Corporation's Board. Directors will be elected by a plurality of the votes cast. Abstentions and shares held in street name that are not voted in the election of Directors will not be included in determining the number of votes cast.

                                       1


                                    NOMINEES

                                                                                                    Director
                                                       Principal Occupation                      of Corporation
                                                       or Employment During                       Continuously
              Name                                       Last Five Years                            Since         Age
                        CLASS III (to serve until the 1999 Annual Meeting of Stockholders)
Harry J. G. van Beek             President, Klockner Capital Corporation                              *            60
                                 Gordonsville, Va.
Bernard C. Wampler**             Chairman and Chief Executive Officer                                 1957         64
                                 of Pulaski Furniture Corporation
                                 Pulaski, Va.
Harry H. Warner                  Financial Consultant                                                 1979         60
                                 Lexington, Va.


                         DIRECTORS CONTINUING TO SERVE

                                                                                                    Director
                                                       Principal Occupation                      of Corporation
                                                       or Employment During                       Continuously
              Name                                       Last Five Years                              Since        Age

                        CLASS I (to serve until the 1997 Annual Meeting of Stockholders)

John W. Stanley**                Retired; former Chairman of the Board of                             1956         89
                                 Blue Ridge Transfer Company,
                                 Inc. (motor freight business),
                                 Roanoke, Va.
Hugh V. White, Jr.               Partner, Hunton & Williams (attorneys)                               1978         62
                                 Richmond, Va.

                        CLASS II (to serve until the 1998 Annual Meeting of Stockholders)
John D. Munford                  Retired; former Vice Chairman of                                     1984         67
                                 Union Camp Corporation (paper, chemicals and building
                                 products) Franklin, Va.

John G. Wampler**                President and Chief Operating Officer                                1989         37
                                 of Pulaski Furniture Corporation;
                                 former Vice President (1988-92)
                                 of Pulaski Furniture Corporation, Pulaski, Va.

          *Mr. Harry J.G. van Beek has not served on the Corporation's Board of Directors
          **John G. Wampler is Bernard C. Wampler's son and John W. Stanley's grandson.

          Harry H. Warner is a director of Chesapeake Corporation and American Filtrona Corporation. John D. Munford is a director of Cadmus Communications Corporation, Universal Corporation and Caraustar Industries, Inc.. Bernard C. Wampler is a director of American Filtrona Corporation. John
G. Wampler is a director of First American Federal Savings Bank. No other directorships are held by Directors of the Corporation in other companies registered under Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the Investment Company Act of 1940.

                                       2

          The Board of Directors meets quarterly. During the last fiscal year, the Board held four regular meetings and no special meetings. No director attended fewer than 75% of the meetings of the Board and any committee on which he served. Clifford A. Cutchins, III will retire from the Board of Directors following 24 years of dedicated and faithful service to the Corporation.
          The Board has an Audit Committee and a Compensation Committee. There are no other standing committees of the Board. No member of either the Audit Committee or the Compensation Committee is an employee of the Corporation or any of its subsidiaries.
          Messrs. Cutchins, Munford and Warner comprise the Audit Committee. The Audit Committee met once during fiscal 1995. The Audit Committee reviews and approves various internal accounting functions of the Corporation. The Audit Committee also reviews the year-end audit performed by the Corporation's auditors and meets with those auditors and Corporation personnel to discuss audit procedures and policies.
          Messrs. Cutchins, Munford, Warner and White comprise the Compensation Committee. The Compensation Committee met once during fiscal 1995. The Compensation Committee administers the Corporation's Stock Incentive Plan and, at the direction of the Board, undertakes studies and makes recommendations on matters of executive compensation.
          Employee Directors of the Corporation are not paid for their service on the Board of Directors. Other Directors receive an annual retainer of $6,000 for Board service and an attendance fee of $1,000, plus travel expenses, for each Board or committee meeting attended. In addition, pursuant to the Corporation's Stock Incentive Plan for Non-Employee Directors, each non-employee Director is entitled to receive 200 shares of Common Stock of the Corporation annually, as additional compensation for his service on the Board.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of December 15, 1995, as to the beneficial ownership, direct or indirect, of the Corporation's Common Stock by all Directors and nominees for Director, all Directors and officers as a group, and all persons known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Stock:



                                                                  Sole Voting      Shared Voting                       Aggregate
                                                                  and Investment  and Investment       Aggregate       Percentage
                      Name                                          Power (1)        Power (2)           Total           Owned
Harry J. G. van Beek .................................                   0                   0               0           *
John D. Munford ......................................               4,810                   0           4,810           *
John W. Stanley ......................................              81,000                   0          81,000              2.9%
Bernard C. Wampler ...................................             160,845                 600         161,445              5.7%
John G. Wampler ......................................              38,358               2,592          40,950              1.4%
Harry H. Warner ......................................               4,642                   0           4,642           *
Hugh V. White, Jr ....................................               3,400               3,400           6,800           *
All Directors and Officers as
a group (12 persons) .................................             460,107               9,743         469,850             16.5%


*Less than 1%
                                       3

          (l) Includes 98,300 shares that may be acquired within 60 days under the Corporation's stock incentive plans and shares held in various fiduciary capacities.
          (2) Includes shares owned by relatives and in certain trust relationships. These shares may be deemed to be beneficially owned under Rules and Regulations of the Securities and Exchange Commission, but the inclusion of these shares does not constitute an admission of beneficial ownership.

EXECUTIVE COMPENSATION
          The following table shows for the fiscal years ended October 29, 1995, October 30, 1994 and October 31, 1993, the total compensation of the Chief Executive Officer and each of the four next most highly compensated executive officers of the Corporation who earned in excess of $100,000 (the "Named Executive Officers"):


SUMMARY COMPENSATION TABLE

                                                                                                   Long Term
                                                                                                  Compensation
Name and                                                               Annual Compensation         Restricted           All other
Principal                                                          Salary              Bonus      Stock Awards        Compensation
POSITION                                             YEAR             $                  $         ($)  (1)              ($)(3)

Bernard C. Wampler, ......................           1995           250,000           125,000         151,000 (2)       15,775
Chairman of the Board ....................           1994           248,849                 0               0           15,120
and CEO ..................................           1993           234,232           117,500         200,750           15,018


John G. Wampler, .........................           1995           130,000            32,500          54,738 (2)        7,417
President and ............................           1994           121,380                 0               0            7,021
COO ......................................           1993            77,538            27,370          50,188            4,917


Randolph V. Chrisley, ....................           1995            95,000            23,000          37,750 (2)        6,015
V.P., Sales ..............................           1994            86,002                 0               0            5,599
                                                     1993            79,617            27,370          50,188            5,293

James H. Kelly, ..........................           1995            95,000            23,000          37,750 (2)        5,994
V.P. Product .............................           1994            86,002                 0               0            5,578
Development ..............................           1993            79,617            27,370          50,188            5,272


Ira S. Crawford, .........................           1995            84,500            20,750          37,750 (2)        5,548
V.P., Administration, ....................           1994            78,000                 0               0            5,358
Secretary ................................           1993            75,000            27,370          50,188            5,258


                                       4

          (1) The Corporation awarded an aggregate of 20,900 shares of Restricted Stock in 1995, no shares in 1994 and 27,500 shares in 1993. Restricted Stock vests in 20% increments over a five-year period. Dividends are paid on Restricted Stock.
          (2) The aggregate number of shares of Restricted Stock held by the Named Executive Officers as of October 29, 1995, and the value of such shares, were as follows: Mr. Bernard C. Wampler, 19,000 $320,625; Mr. John G. Wampler, 5,650 $95,344; Mr. Chrisley, 4,750 $80,156; Mr. Kelly, 4,750
$80,156; and Mr. Crawford, 4,750 $80,156.
          (3) "All Other Compensation" for 1995 includes the following: (a) the Corporation's premium payments on life insurance policies for each of the Named Executive Officers: Mr. B.C. Wampler, $3,600; Mr. J.G. Wampler, $1,020; Mr. Chrisley, $1,296; Mr. Kelly, $1,275; and Mr. Crawford, $1,334; and (b) the Corporation's 60% matching contribution under the corporation's Salaried Employees' Stock Purchase Plan; Mr. B.C. Wampler, $12,800; Mr. J.G. Wampler, $6,222; Mr. Chrisley, $4,544; Mr. Kelly, $4,544; and Mr. Crawford, $4,039.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
          The following table sets forth information with respect to the Named Executive Officers concerning their exercise of options and SARs during 1995, and unexercised options and SARs held by them on October 29, 1995.

                       AGGREGATED OPTION/SAR EXERCISES IN
                          LAST FISCAL YEAR AND FY-END
                               OPTIONS/SAR VALUE

                                                                                  Number of            Value of
                                                                             Securities Underlying    Unexercised
                                                                                  Unexercised        In-The-Money
                                                                                Options/SARs at   Options/SARs at
                                                                                   FY-End (#)      FY-End ($) (1)
                                     Shares Acquired             Value            Exercisable/      Exercisable/
              Name                   on Exercise (#)          Realized ($)      Unexercisable      Unexercisable
Bernard C. Wampler                         -0-                    -0-               40,000(1)E         $5,000 E
John G. Wampler                            -0-                    -0-               10,000(1)E          1,249 E
Randolph V. Chrisley                       -0-                    -0-               15,000(1)E          1,249 E
Ira S. Crawford                            -0-                    -0-                7,500(1)E              0
James H. Kelly                             -0-                    -0-               15,000(1)E        1,249 E

          The value of unexercised in-the-money options/SAR's represents the positive spread between October 29, 1995, closing price of the Corporation's Common Stock and the exercise price of any Unexercised Options/SAR's.

                                        5

                              RETIREMENT BENEFITS
          The following table illustrates the estimated aggregate annual retirement benefits payable under the Corporation's funded retirement plan to covered participants (including the Named Executive Officers) retiring at age 65, determined as of October 29, 1995, to persons with specified earnings and years of benefit service.


                      Estimated Annual Retirement Benefit at 65 under plan
                                 Years of Credited Service



Final Average
   Earnings         10       15        20        25        30        35        40
$ 50,000..   $ 3,067   $ 4,630   $ 6,173   $ 7,717   $ 9,260   $ 9,260   $ 9,260
$100,000..     7,253    10,880    14,507    18,133    21,760    22,829    24,304
$150,000..    11,420    17,169    23,226    29,282    35,339    37,183    39,606
$200,000..    14,423    22,849    31,275    39,701    48,126    51,204    54,574
$250,000..    17,420    28,214    39,009    49,804    60,598    65,100    69,418
$300,000..    18,841    32,005    45,168    58,332    71,496    78,366    83,632
$350,000..    20,263    35,795    51,328    66,860    82,393    91,632    97,845



         The above amounts are stated as payments in the form of straight-life annuity. The amounts are subject to a reduction for social security benefits and deferred compensation arrangements. Final Average Earnings are defined as the average of the highest five consecutive years' salary and bonus. The years of credited service for Bernard C. Wampler, John G. Wampler, Ira S. Crawford, Randolph V. Chrisley and James H. Kelly, as of October 29, 1995, were 40, 12, 18, 26 and 27, respectively.
          Supplemental Executive Retirement Plan. The Corporation adopted a
nonqualified and unfunded  supplemental   executive  retirement  plan  to
provide key management employees, designated by the board of Directors, a benefit of 70% of the average of the employee's highest five consecutive years' compensation offset by the employee's benefits entitlement under other pension plans, social security and deferred compensation plans with the Corporation (including the deferred compensation agreement with Bernard C. Wampler described below). It is anticipated that all of the Named Executive Officers o f the Corporation will participate in the supplemental executive retirement plan and that, except upon approval by the Board of Directors, receipt of benefits under the plan will be conditioned upon employment with the Corporation until at least age 65.
          Deferred Compensation Agreement. The Corporation has entered into a deferred compensation agreement with Bernard C. Wampler, Chairman of the Board and Chief Executive Officer. The deferred compensation agreement provides that, beginning on the first day of the second month following the later of the month in which (a) Mr. Wampler attains the age of 65 or (b) Mr. Wampler's employment by the Corporation ceases (otherwise than from his voluntary resignation as Chief Executive Officer), the Corporation will pay Mr. Wampler, his designees or his estate $4,000 per month for a number of months equal to one-half of the number of months elapsed from May 1, 1956, to the later of the date Mr. Wampler attains the age of 65 or the date Mr. Wampler ceases to be employed by the Corporation. As of this date, no payments have been made under the agreement.


                                        6

                        REPORT OF COMPENSATION COMMITTEE

          The Corporation's Compensation Committee (the "Committee"), whose members are all non-employee directors of the Corporation, administers the Corporation's executive compensation program. The program consists of several elements: base salary, cash-based incentive compensation and stock-based incentive compensation. The overall objectives of the Corporation's executive compensation program are:

          * to provide a total compensation package that will enable the Corporation to attract and retain qualified executives;

          * to reward executives for achieving corporate and personal performance goals; and

          * to align executives' financial interests with the interest of the Corporation's shareholders by encouraging executive stock ownership.

Base Salary

          The Committee recommends for board consideration base salaries based on (i) an evaluation of each executive's contributions to the achievement of corporate performance goals; (ii) each executive's time in service and level of responsibility; and (iii) the inflation rate.
Cash-Based Incentive Compensation
          The Committee awards annual cash-based incentive compensation to executive officers pursuant to the Corporation's Production Bonus Plan, Administrative Bonus Plan and the Bonus Plan for the Chief Executive Officer of the Corporation.
          The Production Bonus Plan provides that key production personnel of the Corporation may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance, the attainment of certain plant production variances and the achievement of personal performance objectives established by the Chief Executive Officer.
          The  Administrative   Bonus  Plan  provides  that  key  administrative
personnel of the Corporation, including executive officers, may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance and the achievement of personal performance objectives established by the Chief Executive Officer.
          The Plan for the Chief Executive Officer of the Corporation provides that the Chief Executive Officer of the Corporation may earn a cash bonus equal to a percentage of annual base salary (not to exceed 50%) based on the Corporation's earnings performance and the Chief Executive Officer's achievement of personal performance objectives. For the fiscal year 1995, the Committee recommended that Mr. Bernard C. Wampler be awarded a bonus of $125,000 under this Plan. This award represents the Committee's evaluation of Mr. Wampler's contribution to the Corporation's performance during the past year, despite the economic challenges facing the Corporation and most other furniture companies. The bonus award reflects the Committee's view that the Chairman's performance during the year has been effective, with concentration on marketing, pricing, and maintaining a close watch on the creditworthiness of the Corporation's customers. The Committee concluded that Mr. Wampler's efforts had a significant positive effect on the Corporation's profitability for the year (and for the future), resulting in a substantial increase in earnings per share from the prior year and in long-term benefits to the Corporation.

Stock-Based Incentive Compensation

          The Committee awards the executive officers stock-based incentive compensation pursuant to the Corporation's Stock Incentive Plan (the "Stock Plan"). Under the Stock Plan, in November, 1994, the Committee offered Incentive Awards to the executive officers of the Corporation whereby such officers could receive awards of Restricted Stock if the Corporation achieved certain levels of earnings per share in fiscal 1995. Based upon the earnings for fiscal 1995, Mr. Bernard C. Wampler received 8,000 shares under the plan, Mr. John G. Wampler received 2,900 shares, and Messrs. Chrisley, Crawford, Gibbs, Kelly and Peele each received 2,000 shares.
                                             Clifford A. Cutchins, III
                                             John D. Munford
                                             Harry H. Warner
                                             Hugh V. White, Jr., Chairman

                     COMPENSATION COMMITTEE INTERLOCKS AND
                INSIDER PARTICIPATION IN COMPENSATION DECISIONS.

          Hugh V. White, Jr., is a partner in the law firm of Hunton &
Williams, counsel to the Corporation, and chairman of the Compensation Committee of the Board of Directors of the Corporation. The amount of fees paid by the Corporation to Hunton & Williams during the Corporation's l995 fiscal year was less than one percent of the gross revenues of Hunton & Williams for the firm's most recent fiscal year.

                                       8


                            STOCK PERFORMANCE GRAPH
          The following graph sets forth the cumulative total shareholder return
(assuming  reinvestment  of  dividends)  to  Pulaski  Furniture   Corporation's
shareholders during the five-year period ended October 29, 1995, as compared with the NASDAQ Non-financial Index and the Media-General Industry Peer Group Index.


                                [graph goes here]


                                       10-95      10-94      10-93      10-92      10-91     10-90
Pulaski Furniture Corporation          118       135       122        108         98         100
NASDAQ/Non-financial index             216       197       239        179        157         100
Media-General Industry Peers           302       270       231        179        169         100



          *Total return assumes reinvestment of dividends.
          ** Assumes $100 invested October 31, 1990.


          The industry peer group is comprised of the following 12 companies whose primary business is the manufacture of wood household furniture: Ameriwood Industries, Bassett Furniture, Bush Industries, Chromcraft Revington, DMI Furniture, Ethan Allen Interiors, Interco, Ladd Furniture, Masco, O'Sullivan Industries, Stanley Furniture, and Wellington Hall.

                                        9

               INFORMATION CONCERNING THE CORPORATION'S AUDITORS

          The Corporation's financial statements for the 1995 fiscal year were examined by Ernst & Young LLP. The Board of Directors of the Corporation has elected to have Ernst & Young LLP continue as the independent auditors of the financial statements of the Corporation for the 1996 fiscal year. A representative of Ernst & Young LLP will be present at the annual meeting of stockholders, will have an opportunity to make a statement, and will be available to answer appropriate questions.

                         MATTERS TO BE PRESENTED AT THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

          Any stockholder wishing to make a proposal to be acted upon at the annual meeting of stockholders in 1997 must present such proposal in writing to the Corporation at its principal executive office in Pulaski, Virginia, no later than September 10, 1996.

                                 OTHER MATTERS

          The Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to stockholders, without charge, upon request to the Secretary or Assistant Secretary of the Corporation, P. O. Box 1371, Pulaski, Virginia 24301.
          As of the date of this statement, management of the Corporation knows of no business which will be presented for consideration at the meeting other than that stated in the notice of the meeting. As to other business, if any, and matters incident to the conduct of the meeting that may properly come before the meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.
          Stockholders, whether or not they expect to attend the meeting in person, are requested to date and sign the enclosed proxy and return it to the Corporation. Please sign exactly as your name appears on the accompanying proxy. The proxy is revocable at any time before it is exercised at the meeting.

                                                IRA S. CRAWFORD
                                                Secretary

January 8, 1996

                                     NOTICE
                                       of
                                 ANNUAL MEETING
                                       of
                                  STOCKHOLDERS
                                      and
                                PROXY STATEMENT
                              --------------------
        Time:
                      Friday, February 9, 1996 at 10:00 a.m.

        Place:
                            Roanoke Airport Marriott
                               Roanoke, Virginia
                              --------------------
                                [Pulaski Logo]

[Pulaski Logo]                          Pulaski, Virginia 24301

                         PULASKI FURNITURE CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Bernard C. Wampler, Harry H. Warner and John W. Stanley and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes each of them to vote as designated below all the shares of Common Stock of Pulaski Furniture Corporation held of record by the undersigned on December 15, 1995 at the annual meeting of stockholders to be held on February 9, 1996 or any adjournment thereof.

1. ELECTION OF DIRECTORS for the terms specified in the Proxy Statement.

   [  ] FOR all nominees listed below            [  ] WITHHOLD AUTHORITY to vote
        (except as marked to the contrary below)       for all nominees listed below

          Harry J.G. van Beek, Bernard C. Wampler and Harry H. Warner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)
__________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Signature________________________________

                                Signature________________________________

                                Date_______________________________, 1996


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE